Exhibit 10(f)15







                              EMPLOYEES' RETIREMENT PLAN

                                          OF

                         SAVANNAH ELECTRIC AND POWER COMPANY

                  As Amended and Restated Effective January 1, 1989

                              EMPLOYEES' RETIREMENT PLAN

                                          OF

                         SAVANNAH ELECTRIC AND POWER COMPANY

                             As Amended To and Including


                                  TABLE OF CONTENTS

                                                                   Page No.

          ARTICLE 1 - DEFINITIONS . . . . . . . . . . . . . . . . . . .   1

          ARTICLE 2 - RETIREMENT ANNUITIES PURCHASED UNDER
                     GROUP ANNUITY CONTRACT AND CHANGE OF FUNDING . . .   9

          ARTICLE 3 - MEMBERSHIP  . . . . . . . . . . . . . . . . . . .  10

          ARTICLE 4 - SERVICE . . . . . . . . . . . . . . . . . . . . .  12
               4.01      Continuous Service . . . . . . . . . . . . . .  12
               4.02      Credited Service . . . . . . . . . . . . . . .  12
               4.03      Breaks in Service  . . . . . . . . . . . . . .  14
               4.04      Disabled Members . . . . . . . . . . . . . . .  15
               4.05      Service with Certain Other Employers . . . . .  15

          ARTICLE 5 - BENEFITS  . . . . . . . . . . . . . . . . . . . .  17
               5.01      Normal and Late Retirement . . . . . . . . . .  17
               5.02      Early Retirement . . . . . . . . . . . . . . .  19
               5.03      Termination of Employment  . . . . . . . . . .  20
               5.04      Adjustment of Retirement Allowance for Social
                         Security Benefits  . . . . . . . . . . . . . .  21
               5.05      Restoration  of  Retired  Member   or  Former
                         Member to Service  . . . . . . . . . . . . . .  21
               5.06      Additional Monthly Benefit . . . . . . . . . .  24
               5.07      Written Application  . . . . . . . . . . . . .  25

          ARTICLE 6 - LIMITATIONS ON BENEFITS . . . . . . . . . . . . .  26
               6.01      Maximum Benefits . . . . . . . . . . . . . . .  26

          ARTICLE 7 - DISTRIBUTION OF BENEFITS  . . . . . . . . . . . .  32
               7.01      Surviving Spouse Benefit . . . . . . . . . . .  32
               7.02      Qualified Joint and Survivor Annuity . . . . .  32
               7.03      Qualified Preretirement Survivor Annuity . . .  32
               7.04      Definitions  . . . . . . . . . . . . . . . . .  36
               7.05      Notice Requirements  . . . . . . . . . . . . .  37

               7.06      Transitional Rules . . . . . . . . . . . . . .  38
               7.07      Alternative Forms of Distribution  . . . . . .  38
               7.08      Cash-Out of Annuity Benefits . . . . . . . . .  39
               7.09      Commencement of Benefits . . . . . . . . . . .  40
               7.10      TEFRA 242(b)(2) Transitional Rules . . . . . .  42
               7.11      Requirement for Direct Rollovers . . . . . . .  42

          ARTICLE 8 - CONTRIBUTIONS . . . . . . . . . . . . . . . . . .  44

          ARTICLE 9 - ADMINISTRATION OF THE PLAN  . . . . . . . . . . .  45

          ARTICLE 10 - MANAGEMENT OF FUNDS  . . . . . . . . . . . . . .  48

          ARTICLE 11 - CERTAIN RIGHTS AND LIMITATIONS . . . . . . . . .  49

          ARTICLE 12 - NON-ALIENATION OF BENEFITS . . . . . . . . . . .  52

          ARTICLE 13 - AMENDMENTS . . . . . . . . . . . . . . . . . . .  53

          ARTICLE 14 - CONSTRUCTION . . . . . . . . . . . . . . . . . .  54

          ARTICLE 15 - TOP-HEAVY PROVISIONS . . . . . . . . . . . . . .  55
               15.01     Top-Heavy Plan Requirements  . . . . . . . . .  55
               15.02     Determination of Top-Heavy Status  . . . . . .  55
               15.03     Minimum Retirement Income for  Top-Heavy Plan
                         Years  . . . . . . . . . . . . . . . . . . . .  60
               15.04     Vesting   Requirements  for   Top-Heavy  Plan
                         Years  . . . . . . . . . . . . . . . . . . . .  61
               15.05     Adjustments to Maximum Benefits for Top-Heavy
                         Plans  . . . . . . . . . . . . . . . . . . . .  62

          ARTICLE 16 - EARLY RETIREMENT INCENTIVE PROGRAM . . . . . . .  64
               16.01     Eligibility  . . . . . . . . . . . . . . . . .  64
               16.02     Benefits . . . . . . . . . . . . . . . . . . .  64
               16.03     Restoration to Service . . . . . . . . . . . .  65

          ARTICLE 17 - RETIREE MEDICAL BENEFITS . . . . . . . . . . . .  66
               17.01     Provision of Medical Benefits  . . . . . . . .  66
               17.02     Eligibility for Medical Benefits . . . . . . .  66
               17.03     Contributions   to   the   Medical   Benefits
                         Account  . . . . . . . . . . . . . . . . . . .  67
               17.04     Medical Benefits Covered by the System . . . .  68
               17.05     Amendment   and    Termination   of   Medical
                         Benefits . . . . . . . . . . . . . . . . . . .  69
               17.06     Definitions  . . . . . . . . . . . . . . . . .  69

                    The Employees' Retirement Plan of Savannah Electric and
          Power Company, as amended and restated effective January 1, 1989, (the "Plan") is a continuation and modification of the Retirement Annuity Plan for Employees of Savannah Electric and Power Company effective as of April 1, 1947, which was last amended and
          restated  effective  January  1,  1986.    The  Plan,  except  as
          specifically provided herein and hereinafter set forth, is designed to provide a retirement Allowance to eligible employees and their Spouses following the termination of their employment with Savannah Electric and Power Company (the "Company"). It is intended that the Plan and the Employees' Retirement Plan of Savannah Electric and Power Company Trust (the "Trust"), meet all the requirements of the Internal Revenue Code of 1986 (the "Code"), and that the Plan and Trust shall be interpreted, wherever possible, to comply with the terms of the Code and the Employee Retirement Income Security Act of 1974 ("ERISA"), and all formal regulations and rulings issued under the Code and ERISA.

                               ARTICLE 1 - DEFINITIONS
          i
          1.01 "Accrued Benefit" shall mean the amount of retirement Allowance computed at a specific date, in accordance with Article 5, based on Compensation and Credited Service to such date.

          1.02 "Affiliated Company" shall mean any company not participating in the Plan which is a Member of a controlled group of corporations (determined under Code
                    Section 1563(a) without regard to Sections 1563(a)(4) and (e)(3)(C)) which also includes as a member the Company, except that with respect to Section 6.01 "more than 50 percent" shall be substituted for "at least 80 percent" where it appears in Code Section 1563(a)(1). The term "Affiliated Company" shall also include any trade or business under common control (as defined in Code Section 414(c)) with the Company, or a Member of an affiliated service group (as defined in Code
                    Section 414(m)) which includes the Company or any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

          1.03 "Allowance" shall mean payments under the Plan payable as provided in Article 5 or Article 7.

          1.04 "Annuity Starting Date" shall mean the first day of the first period for which an amount is paid as an annuity or in any other form.

          1.05 "Board of Directors" shall mean the Board of Directors of Savannah Electric and Power Company or the board of directors of any successor.

          1.06      "Break   in  Service"   shall  mean   a  period   which
                    constitutes  a   break  in  an   Employee's  Continuous
                    Service, as provided in Section 4.03.

          1.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          1.08 "Company" shall mean Savannah Electric and Power Company or any successor by merger, purchase or otherwise, with respect to its employees; or any other company participating in the Plan as provided in
                    Section 4.05, with respect to its employees.

          1.09 "Compensation" shall mean the actual remuneration paid to an employee for services rendered to the Company, determined prior to any pre-tax contributions under a "qualified cash or deferred arrangement" (as defined under Code Section 401(k) and its applicable regulations) or under a "cafeteria plan" (as defined under Code Section 125 and its applicable regulations), including payments made under any short term disability plan maintained by the Company which shall equal the rate of Compensation of the Member at the time of disability, but excluding any bonuses, pay for overtime, compensation deferred under any deferred compensation plan or arrangement, separation pay, imputed income and relocation pay, and excluding the Company's cost for any public or private employee
                    benefit   plan,  including   this  Plan,   under  rules
                    uniformly applicable to all employees similarly situated, provided further, effective as of January 1, 1989, any workers' compensation received by an employee shall be excluded from "compensation" for purposes of determining his benefit under the Plan.

                    For purposes of this Section 1.09, actual remuneration means regular straight time pay, straight time differential pay, substitution straight time pay, substitution flat rate pay, earned vacation pay and the difference between military pay and regular straight time pay a Member would have been paid if such Member had been working for the Company.

                    Notwithstanding the foregoing, effective as of January 1, 1989, compensation taken into account for any purpose under the Plan shall not exceed $200,000 per year, provided that the imposition of the limit on compensation shall not reduce a Member's Accrued Benefit below the amount of Accrued Benefit determined as of December 31, 1988. As of January 1 of each calendar year on and after January 1, 1990, the applicable limitation as determined by the Commissioner of the Internal Revenue Service for that calendar year shall become effective as the maximum compensation to be taken into account for Plan purposes for that calendar year in lieu of the $200,000 limitation set forth in the preceding sentence.

                    In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 ("OBRA `93") annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                    For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code
                    Section 401(a)(17) shall mean the OBRA `93 annual compensation limit set forth in this provision.

                    If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning on or after January 1, 1994, the OBRA `93 annual compensation limit is $150,000.

                    For  purposes of this  Section 1.09, the  rules of Code
                    Section 414(q) shall apply in determining the adjusted $150,000 limitation above, except in applying such rules, the term "family" shall include only the Spouse of the Employee and any lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year. If as a result of the application of such rules, the adjusted $150,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each individual's compensation determined under this

                    Section  1.09   prior  to   the  application   of  this
                    limitation.

          1.10 Effective January 1, 1989, "Computation Year" means the calendar year. Prior to January 1, 1989, "Computation Year" meant the 12-month period from April 1 to March 31.

          1.11 "Continuous Service" shall mean service recognized for purposes of determining eligibility for membership in the Plan and eligibility for certain benefits under the Plan, determined as provided in Section 4.01.

          1.12 "Credited Service" shall mean service recognized for purposes of computing the amount of any benefit under the Plan, determined as provided in Section 4.02.

          1.13      "Effective  Date of  the Plan"  as amended,  shall mean
                    April  1,  1959.     The  "Amendment  and   Restatement
                    Effective Date" shall mean January 1, 1989.

          1.14 "Employee" shall mean any person regularly employed by the Company who receives regular stated salary, or wages paid directly by the Company as (a) a regular full-time employee, (b) a regular part-time employee,
                    (c) a cooperative education employee or (d) a temporary employee paid directly or indirectly by the Company. For purposes of this Section 1.14, temporary employee means a full-time or part-time employee who provides services to the Company for a stated period of time after which period such employee will be terminated from employment. The term Employee shall also include Leased Employees within the meaning of Code
                    Section 414(n)(2). Notwithstanding the foregoing, if such Leased Employees constitute less than twenty percent (20%) of the Employer's non-highly compensated workforce within the meaning of Code
                    Section 414(n)(5)(C)(ii), the term Employee shall not include those Leased Employees covered by a plan described in Code Section 414(n)(5).

          1.15 "Equivalent Actuarial Value" shall mean equivalent value when computed at 6 per centum per annum on the basis of the 1971 Group Annuity Mortality Table (Male) for Members, and 1971 Group Annuity Mortality Table (Female) for contingent annuitants under optional forms of Allowances.

          1.16 "Fund" shall mean the trust fund established under the trust agreement with the Trustee from which the amounts of retirement Allowances are to be paid.

          1.17 "Group Annuity Contract" shall mean Group Annuity Contract No. AC 766 issued by The Equitable Life Assurance Society of the United States to Savannah Electric and Power Company.

          1.18 "Hour of Service" means, with respect to any applicable computation period:

                    (a) each hour for which the Employee is paid or entitled to payment for the performance of duties for the Company or an Affiliated Company;

                    (b)  each  hour  for  which  an  Employee  is  paid  or
                         entitled to payment by the Company or an Affiliated Company on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 hours for any single continuous period;

                    (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Company, excluding any hour credited under (a) or (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains, rather than to the computation period in which the award, agreement or payment is made; and

                    (d) solely for purposes of determining whether an Employee has incurred a Break in Service under the Plan, each hour for which an Employee would normally be credited under Paragraphs (a) or (b) above during a period of Parental Leave but not more than 501 hours for any single continuous period. However, the number of hours credited to an Employee under this Paragraph (d) during the computation period in which the Parental Leave began, when added to the hours credited to an Employee under Paragraphs (a) through (c) above during that computation period, shall not exceed
                         501. If the number of hours credited under this Paragraph (d) for the computation period in which the Parental Leave began is zero, the provisions of this Paragraph (d) shall apply as though the Parental Leave began in the immediately following computation period.

                    No hours shall be credited on account of any period during which the Employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws. The Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, Sections 2530.200b-2(b) and (c).

          1.19 "Leased Employee" means any person as so defined in Code Section 414(n). In the case of a person who is a Leased Employee immediately before or after a period of service as an Employee, the entire period during which he has performed services for the Company as a Leased Employee shall be counted as Continuous Service for purposes of determining eligibility for participation and vesting, to the extent such service would be recognized with respect to other employees under the Plan; however, he shall not, by reason of that status, be eligible to become a Member of the Plan.

          1.20      "Member"  shall   mean  any  person  included   in  the
                    membership of the Plan as provided in Article 3.

          1.21 "Normal Retirement Date" shall mean the first day of the calendar month next following the 65th anniversary of an Employee's birth.

          1.22 "Parental Leave" means a period commencing on or after January 1, 1985, in which the Employee is absent from work because of the pregnancy of the Employee, the birth of a child of the Employee or the placement of a child with the Employee in connection with adoption proceedings, or for purposes of caring for that child for a period beginning immediately following such birth or placement.

          1.23 "Plan" shall mean Employees' Retirement Plan of Savannah Electric and Power Company as previously described in the Group Annuity Contract and as described and amended herein or as hereafter amended.

          1.24 "Plan Year" shall mean the 12-month period from January 1 to December 31.

          1.25 "Qualified Joint and Survivor Annuity" shall mean an annuity of Equivalent Actuarial Value to the Allowance otherwise payable, providing for a reduced Allowance payable to the Member during his life, and after his death providing that one-half of that reduced Allowance will continue to be paid during the life of, and to, the spouse to whom he was married at his Annuity Starting Date.

          1.26      "Qualified Preretirement Survivor  Annuity" shall  mean
                    an  annuity   for  the  life  of   a  Surviving  Spouse
                    calculated in accordance with Section 7.03.

          1.27 "Retirement Annuity" shall mean the amount of the annuity purchased under the Group Annuity Contract as provided by that Contract at actual retirement date, at or after the attainment of age 65, prior to any conversion to a contingent annuity.

          1.28 "Retirement Committee" shall mean the administrator of the Plan as provided in Article 9. The Administrative Benefits Committee of the Company shall comprise the Retirement Committee for purposes of administration of the Plan.

          1.29 "Social Security Benefit" shall mean the annual primary old-age insurance benefit which the Member is entitled to receive under Title II of the Social Security Act as in effect on the date he retires or otherwise terminates employment, or would be entitled to receive if he did not disqualify himself by receiving the same by entering into covered employment or otherwise. In the case of early retirement, the Social Security Benefit shall be computed on the assumption that he will receive no income after early retirement and before age 65 which would be treated as wages for purposes of the Social Security Act. In the case of vested retirement, the Social Security Benefit shall be computed on the assumption that he will continue to receive compensation until age 65 which would be treated as wages for purposes of the Social Security Act at the same rate as in effect on his termination of service.

                    In computing any Social Security Benefit, no wage index adjustment or cost-of-living adjustment shall be assumed with respect to any period after the end of the calendar year before the year in which the Member retires or terminates service. The Member's Social Security Benefit shall be determined on the basis of the Employee's actual earnings, where available from Company records, in conjunction with a salary increase assumption based on the actual yearly change in national average wages as determined by the Social Security Administration for all other years prior to retirement or other termination of employment with the Company where actual earnings are not so available. If, within three months after the later of the date of retirement or other termination of employment or the date on which a Member is notified of the Allowance to which he is entitled, the Member provides documentation as to his actual earnings history with respect to those prior years, his Allowance shall be redetermined using the actual earnings history, if the recalculation would result in an increased benefit. Any adjustment to Allowance payments shall be made retroactively.

          1.30 The term "Spouse or Surviving Spouse" shall mean the spouse or surviving spouse of a Member, provided that a former Spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

          1.31 "Suspendible Month" means a month in which the Member completes at least 40 hours of service with the Company.

          1.32 "Trustee" shall mean the trustee or trustees by whom the funds of the Plan are held as provided in Article 10.

                   ARTICLE 2 - RETIREMENT ANNUITIES PURCHASED UNDER
                     GROUP ANNUITY CONTRACT AND CHANGE OF FUNDING ii
                    All Retirement Annuities payable under the Plan as in effect prior to April 1, 1959 with respect to service thereunder prior to such date, have been purchased from The Equitable Life Assurance Society of the United States pursuant to the terms of Group Annuity Contract No. AC 766.

                    Effective as of April 1, 1959, the purchase of Retirement Annuities under the Group Annuity Contract was discontinued in accordance with the terms and provisions of such Contract. Subject to the provisions of the Plan, with respect to service under the Plan from and after April 1, 1959, and as a supplement to the Retirement Annuities purchased under the Group Annuity Contract for service prior to April 1, 1959, retirement Allowances will be provided by means of contributions to the Fund by the Company. Such retirement Allowances will be in addition to Retirement Annuities purchased as described in the preceding paragraph with respect to services prior to April 1, 1959.

                    The rights of Members of the Retirement Annuities purchased for them under the Group Annuity Contract with respect to service prior to April 1, 1959 will not be adversely affected by the discontinuance of such purchases and such Retirement Annuities will be payable by The Equitable Life Assurance Society of the United States in accordance with the terms, conditions and provisions of the Group Annuity Contract.

                                ARTICLE 3 - MEMBERSHIP
          iii
          3.01 Every Employee in Company service on January 1, 1985, who was a Member on December 31, 1984, shall continue to be a Member of the Plan on and after January 1, 1985, provided he remains eligible under the terms of the Plan.

          3.02 Every other Employee on January 1, 1985, and every person becoming an Employee after that date shall become a Member on the first day of the calendar month, beginning with January 1, 1985, coincident with or next following (i) the date he completes one year of Continuous Service or (ii) the 21st anniversary of his birth, whichever is later. For this purpose, a year of Continuous Service shall be a 12-month period during which an Employee completes at least 1,000 hours commencing with the date of employment, or if in such period he has not completed at least 1,000 hours, commencing with the first day of the Computation Year after the date of his employment. If an Employee has incurred a one-year Break in Service prior to becoming eligible for membership, any Continuous Service prior the break shall be disregarded in determining eligibility for membership unless he shall complete at least one year of Continuous Service following the
                    Break in Service; provided that an Employee's Continuous Service prior to the break shall not be recognized for purposes of determining his eligibility for membership if his consecutive number of one-year Breaks in Service equal or exceed the greater of
                    (i) five or (ii) his aggregate years of Continuous Service prior to the Break in Service.

          3.03 An Employee who is represented by a collective bargaining agent may participate in the Plan if the representative(s) of his bargaining unit and the Compa-ny mutually agree to participation in the Plan by the members of his bargaining unit.

          3.04 An Employee's membership in the Plan shall terminate only if he dies or his employment with the Company terminates other than by reason of retirement or termination with vested benefits under the Plan. Membership shall be continued during a period while on leave of absence from service without pay approved by the Company, but no benefit credit shall be allowed with respect to such period unless credit is allowed for service in the Armed Forces of the United States as provided in Section 4.03(c). Membership shall be continued during a period of disability for which Continuous Service is granted as provided in Section 4.04.

          3.05 In the event a Member ceases to participate because he enters an ineligible class under Article III and becomes ineligible to participate, but has not incurred a break in service under Section 4.03(a), such Employee will participate as of the first day of the month coinciding with or next following his return to an eligible class of Employees. If such Employee incurs a break in service under Section 4.03(a), eligibility will be determined under Section 3.02. In the event an Employee who is not in an eligible class to participate enters an eligible class, such Employee will participate as of the first day of the month coinciding with or next following his employment if he has satisfied Section 3.02 and would have otherwise previously been eligible to participate in the Plan.

          3.06 Subject to Section 3.05, if an Employee's membership in the Plan terminates and he again becomes an Employee, he shall be considered a new Employee for all purposes of the Plan, except as provided in Section 5.05.

          3.07 Notwithstanding any other provision of this Article 3, Leased Employees shall not be eligible to participate. In addition, temporary employees as defined in Section
                    1.14 of the Plan who were not participating in the Plan as temporary employees prior to October 13, 1994, shall not be eligible to participate in the Plan.

          3.08 An Employee may, subject to the approval of the Retirement Committee, elect voluntarily not to participate in the Plan. The election not to participate must be communicated in writing to the Retirement Committee effective on an Employee's date of hire or anniversary thereof.

                                 ARTICLE 4 - SERVICE
          iv
          4.01      Continuous Service

                    (a) Effective January 1, 1988, except as hereinafter provided, all service performed as an Employee of the Company or an Affiliated Company shall be Continuous Service for Plan purposes. If an Employee completes at least 1,000 Hours of Service in any Computation Year, he shall receive credit for a full year of Continuous Service. If an Employee completes fewer than 1,000 Hours of Service in any Computation Year, no Continuous Service shall be recognized for such Computation Year.

                    (b) Any Employee employed by the Company on or after January 1, 1989 shall, due to the change in the definition of Computation Year, receive two years of Continuous Service for vesting purposes for the Computation Years (1) beginning April 1, 1988 and ending on March 31, 1989; and (2) beginning January 1, 1989 and ending on December 31, 1989, provided that the Employee completes 1,000 Hours of Service in each of those two Computation Years.

                    (c) Any person employed by the Company on March 31, 1976 shall receive Continuous Service for service performed before that date equal to the Credited Service recognized through March 31, 1976 under the Plan as in effect on that date. However, if such a person became a Member after April 1, 1959, Continuous Service shall also include his service after April 1, 1959, and before his date of membership.

          4.02      Credited Service

                    (a) Effective January 1, 1989, Credited Service shall be calculated based on Periods of Service.

                         A "Period of Service" shall mean twelve (12) month periods of employment as a Member, or fractions thereof, running from the date that a Member commences participation in the Plan and terminates on his first severance from service date. A severance from service shall occur as of the earlier of the date a Member quits, retires, is discharged or dies, or the first anniversary of absence for any other reason. Thereafter, subject to 4.03(b), if a Member becomes reemployed, his Period of Service for each subsequent period shall commence with the reemployment commencement date, which is the first date following a one year period of severance on which a Member performs an Hour of Service and shall terminate on his next severance from service.

                         In the case of an Employee who transfers from a class of employees whose service is determined on the basis of Hours of Service to a class of employees whose service is determined under this Paragraph (a), such Employee shall receive credit for a Period of Service consisting of (i) a number of years equal to the number of years of service credited to the Employee before the computation period during which the transfer occurs and
                         (ii) the greater of (1) the Period of Service that would be credited to the Employee under this Paragraph (a) during the entire computation period in which the transfer occurs or (2) the service taken into account under the Hours of Service method as of the date of the transfer.

                         In addition, the Employee shall receive credit for Periods of Service subsequent to the transfer commencing on the day after the last day of the computation period in which the transfer occurs.

                         In the case of an Employee who transfers from a class of employees whose service is determined pursuant to this Paragraph (a) to a class of employees whose service is determined on the basis of Hours of Service (i) the Employee shall receive credit, as of the date of transfer, for the numbers of Years of Service equal to the number of one year Periods of Service credited to the Employee as of the date of the transfer and
                         (ii) the Employee shall receive credit in the computation period which includes the date of the transfer, for a number of Hours of Service determined by applying the equivalency set forth in 29 C.F.R. Section 2530.200b-3(e)(1)(i) to any fractional part of a year credited to the Employee under this Section as of the date of the transfer.

          4.03      Breaks in Service

                    (a) Effective for any Computation Year beginning on or after April 1, 1976, there shall be a Break in Service of one year for any Computation Year after the year in which a person first becomes employed during which he does not complete more than 500 Hours of Service. If an Employee terminates his service with the Company and is reemployed after incurring a Break in Service, his service before the Break in Service shall be excluded from his Continuous Service, except as provided in Section 5.05.

                    (b) Effective for any Computation Year beginning on or after January 1, 1989, for purposes of calculating Credited Service only, there shall be a one year Period of Severance if during the 12 consecutive month period after a severance from service date, as defined in Section 4.02(a) the Employee fails to perform an Hour of Service. If an Employee terminates  his service  with the  Company and  is
                         reemployed after incurring a one year Period of Severance, his service before the Period of Severance shall be excluded unless he thereafter completes a one year Period of Service. In the case of a non-vested member, the Period of Service accrued prior to a one year Period of Severance shall not be taken into account if at such time the consecutive Period of Severance equals or exceeds the greater of 5 or of prior Periods of Service, whether or not consecutive.

                    (c) If an Employee shall have been absent from the service of the Company because of service in the Armed Forces of the United States and if he shall have returned to the service of the Company within 90 days either (i) after having become entitled to release from active duty in the Armed Forces or
                         (ii) after hospitalization continuing after discharge for a period of not more than one year, such absence shall not count as a Break in Service, but instead shall be considered as Continuous Service.

          4.04      Disabled Members

                    If a Member is eligible for and continuously receiving disability benefits under the long-term disability plan provided by the Company, he shall continue to be a Member of the Plan and shall continue to accrue service until he retires in the same amount and manner as though he had continued in the active employment of the Company and he shall be deemed to receive Compensation during such period based upon his rate of Compensation at the time of disability. In the event that a Member no longer qualifies for benefits under the long-term disability plan before his Normal Retirement Date and he does not resume active employment with the Company, he shall be eligible to receive a vested retirement Allowance as provided in Section 5.03 or to retire on an early retirement Allowance as provided in Section 5.02, if otherwise eligible for such Allowance as of the date of such disqualification. In either case, the Allowance shall be computed on the basis of his Compensation and Credited Service at the date of such disqualification. In the event that a Member does not qualify for disability benefits under the Social Security Act, the Allowance accrued under Section 5.01(c)(i)(A) for purposes of this Section 4.04 for Credited Service during such period of nonqualification shall be increased by 5/6 per centum of the part of each year's Compensation which is not in excess of $3,600 per annum.

          4.05      Service with Certain Other Employers

                    (a) An Employee hired prior to November 9, 1989, who becomes a Member and continues as a Member without a break in membership, shall receive Continuous Service and Credited Service for all service not otherwise recognized, in the employ of another electric utility company or a company or corpora-tion furnishing advisory or consulting service to the Company, provided that such service would be recognized if it had been rendered to the Company and provided that any benefit payable under this Plan on account of such service, so recognized, shall be reduced by the amount of benefit provided under the pension or retirement plan of such other company with respect to the same period. The
                         Company shall calculate such service based on actual employment records where available, but if such records are not available, the Company shall request that the Employee obtain information from the Social Security Administration which documents the Employee's Social Security eligible compensation or from such other entity as the Company deems appropriate. Based on such documents, the Company shall calculate the Employee's service and Compensation for purposes of this Section 4.05. In the event no such documentation can be obtained, the Company shall make its best effort to estimate such service and Compensation.

                    (b) An Employee hired on or after November 9, 1989, who becomes a Member and continues as a Member without a break in membership, shall receive
                         Continuous Service and Credited Service for all service not otherwise recognized, in the employ of an Affiliated Company, provided that such service would be recognized if it had been rendered to the Company and provided that any benefit payable under this Plan on account of such service, so recognized shall be reduced by the amount of benefit provided under the pension or retirement plan of such other company with respect to the same period.

                                 ARTICLE 5 - BENEFITS
          v
          5.01      Normal and Late Retirement

                    (a) The right of a Member to his normal retirement Allowance shall be non-forfeitable upon attaining age 65. A Member may retire from service on a normal retirement Allowance upon reaching his
                         Normal Retirement Date or he may postpone his retirement and remain in service after his Normal Retirement Date. During any such deferment the Member shall be retired from service on a normal retirement Allowance on the first day of the calendar month next following receipt by the Retirement Committee of written application therefor made by the Member.

                    (b) Subject to the provisions of Section 5.01(e), the annual normal retirement Allowance payable upon retirement on the Normal Retirement Date shall be computed pursuant to Paragraphs (c) and (d) below. The annual retirement Allowance payable upon retirement after a Member's Normal Retirement Date shall be equal to (i) the amount determined in accordance with Paragraphs (c) and (d) below, based on the Member's Credited Service and average annual Compensation as of his late retirement date or, if greater, (ii) the amount of Allowance to which the Member would have been entitled under Paragraphs (c) and (d) below as of his Normal Retirement Date increased by an amount of Equivalent Actuarial Value to the monthly payments which would have been payable with respect to each month during the postponement period which is not a Suspendible Month, with any such monthly payment amount determined as if the Member had retired as of the first day of the Plan Year during which payment would have been made or, if later, his Normal Retirement Date.

                    (c) The normal retirement Allowance shall be computed as an annuity payable for the life of the Member and shall consist of:

                         (i) For service credited while a Member on or after April 1, 1969, an Allowance equal to 1-1/6 per centum of the part of each year's Compensation which is not in excess of $3,600 per annum plus 2 per centum of the part of such Compensation in excess of $3,600 per annum; and

                         (ii) For service credited between the effective date of the Plan and March 31, 1969, an Allowance equal to 1 per centum of the part of each year's Compensation which is not in excess of $3,000 per annum plus 2 per centum of the part of such Compensation in excess of $3,000 per annum; and

                         (iii) For service credited prior to the effective date of the Plan, an Allowance which, when added to his Retirement Annuity, shall be equal to 1 per centum of the part of the Member's average annual Compensation for the three calendar years (1956, 1957 and 1958) which is not in excess of $3,000 plus 1-1/2 per centum of the part of such Compensation in excess of $3,000, multiplied by the number of years of his Credited Service to the effective date of the Plan.

                    (d) The benefit determined in Paragraph (c) above, when added to a Member's Retirement Annuity, if any, shall not be less than:

                         (i) 1-2/3 per centum of his average annual Compensation, multiplied by his years of Credited Service not in excess of 36 years, reduced by

                         (ii) 1-1/2 per centum of his primary Social Security Benefit multiplied by his years of Credited Service, the product not to exceed 50 per centum of his primary Social Security Benefit, where average annual Compensation is calculated during the 36 highest consecutive months within the 120 months preceding retirement.

                    (e) If the Member is married on his Annuity Starting Date and if he has not elected an optional form of benefit as provided in Section 7.07, the retirement Allowance shall be payable in the form of a 50% Qualified Joint and Survivor Annuity.

                    (f) Notwithstanding any other provision of the Plan, each Member;s normal retirement allowance is the greater of

                         (i)  the sum of:

                              (A)  the    normal    retirement    allowance
                                   determined under this Section 5.01 as of December 31, 1993, plus

                              (B) the normal retirement allowance determined under this Section 5.01 based on Credited Service and Compensation after December 31, 1993 (with Credited Service used in this paragraph (f)(i)(B) being added to the Credited Service used in paragraph (f)(i)(A) for purposes of determining whether paragraph (d)(i) 36-year limit and (d)(ii) 50 per centum offset limit have been exceeded); or

                         (ii) the  normal  retirement allowance  determined
                              under this Section 5.01 as applied to all Credited Service and Compensation.

          5.02      Early Retirement

                    (a) A Member who has not reached his Normal Retirement Date but who has reached the 55th anniversary of his birth shall be retired from service on an early retirement Allowance on the first day of the calendar month next following receipt by the Retirement Committee of written application therefor made by the Member.

                    (b) At the time of retirement the Member may elect to receive either (i) a deferred early retirement Allowance commencing on the Member's Normal Retirement Date which shall be computed as a normal retirement Allowance, in accordance with
                         Section 5.01(b), on the basis of his Compensation and Credited Service at the time of early retirement or (ii) an immediate early retirement Allowance beginning on the first day of any month before his Normal Retirement Date which shall be computed in accordance with Sections 5.01(c) and
                         (d) and shall be reduced by 1/12 of 5% for each month by which the date the Member's early retirement Allowance begins precedes age 62.

                    (c) If the Member is married on the date his retirement Allowance commences, the early retirement Allowance shall be computed on the same basis as in Paragraph (b) above, in accordance with Section 5.01(e).

          5.03      Termination of Employment

                    (a) A Member shall be 100% vested in, and have a non-forfeitable right to, his Accrued Benefit upon completion of five years of Continuous Service since the first day of the Computation Period in which the 18th anniversary of his birth occurs. If the Member's employment with the Company is subsequently terminated for reasons other than retirement or death, he shall be eligible for a vested Allowance upon application therefor. If a Member's employment with the Company terminates before completion of five (5) years of Continuous Service or before becoming eligible for an early retirement or normal retirement Allowance, such Member's Accrued Benefit shall be forfeited upon termination of employment subject to restoration under Section 5.05.

                    (b) The vested Allowance shall be a deferred Allowance commencing on the former Member's Normal
                         Retirement  Date  and   shall  be  determined   by
                         computing a normal retirement Allowance, in accordance with Section 5.01, on the basis of his Compensation and Credited Service at his date of termination and the benefit formula in effect on that date.

                    (c) Instead of deferring his Allowance to his Normal Retirement Date, the Member can elect to receive a reduced Allowance commencing on the first day of any month next following his attainment of age 55 but prior to his Normal Retirement Date. The reduction shall be 1/12 of 5% for each month by which his Annuity Starting Date precedes his Normal Retirement Date, provided that such reduction shall be made prior to the application of the maximum limitation provided under Article 6 and such reduced Allowance shall be subject to such limitation.

          5.04      Adjustment  of Retirement Allowance for Social Security
                    Benefits

                    When an Allowance commences prior to the attainment of age 65, the Member may elect to convert the Allowance otherwise payable to him into an Allowance of Equivalent Actuarial Value of such amount that, with his Retirement Annuity, if any, and his old-age insurance benefit under Title II of the Social Security Act, he will receive, so far as possible, the same amount each year before and after such benefit commences.

          5.05      Restoration  of  Retired  Member  or  Former Member  to
                    Service

                    (a) If a Member in receipt of an Allowance is restored to service as an Employee on or after his Normal Retirement Date, the following shall apply:

                         (i) His Allowance shall be suspended for each month during the period of restoration which is a Suspendible Month.

                         (ii) Upon the death of the Member during the period of restoration, any Allowance that would have been payable to his surviving Spouse had he not been restored to service shall be payable or, alternatively, any payments under an optional benefit, if one has been elected and becomes effective, shall begin.

                         (iii) Upon later retirement, payment of the Member's Allowance shall resume no later than the third month after the latest Suspendible Month during the period of restoration, and shall be adjusted, if necessary, in compliance with Title 29 of the Code of Federal Regulations,
                                   Section 2530.203-3  in a  consistent and
                                   nondiscriminatory manner.

                    (b) If a Member in receipt of an Allowance is restored to service with the Company before his Normal Retirement Date, the following shall apply:

                         (i)       His  Allowance  shall   cease  and   any
                                   election  of  an  optional   benefit  in
                                   effect shall be void.

                         (ii) Any Continuous and Credited Service to which he was entitled when he retired or terminated service shall be restored to him.

                         (iii) Upon later retirement or termination, his Allowance shall be based on the benefit formula then in effect and his Compensation and Credited Service before and after the period when he was not in the service of the Company, reduced by an amount of Equivalent Actuarial Value to the benefits, if any, he received before the date of his restoration to service.

                         (iv) The part of the Member's Allowance upon later retirement payable with respect to Credited Service rendered before his previous retirement or termination of service shall never be less than the amount of his previous Allowance modified to reflect any option in effect on his later retirement.

                    (c) If a Member not in receipt of an Allowance or a former Member is restored to service without having had a Break in Service, his Continuous Service shall be determined as provided in Section 4.01, and, if applicable, he shall again become a Member as of his date of restoration to service.

                    (d) If a vested Member not in receipt of an Allowance or a former Member who received a lump sum settlement in lieu of his Allowance is restored to service with the Company after having had a Break in Service, the following shall apply:

                         (i) Upon completion of one year of Continuous Service following the Break in Service, the Continuous Service to which he was previously entitled shall be restored to him, and, if applicable, he shall again become a Member as of his date of restoration to service.

                         (ii) If a Member has received a distribution of his Allowance and the Member is restored to service with the Company, the Member shall have the right to restore his or her Accrued Benefit to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of
                                   Code    Section 411(c)(2)(C).       Such
                                   repayment  must  be   made  before   the
                                   earlier  of five  (5)  years  after  the
                                   first  date  on   which  the  Member  is
                                   subsequently reemployed by the Company, or the date the Member incurs five (5) consecutive one year Breaks in Service following the date of distribution.

                                   If an Member has been deemed  to receive
                                   a  distribution under the  Plan, and the
                                   Member is restored  to service with  the
                                   Company, upon the  reemployment of  such
                                   Member,  the  Accrued  Benefit  will  be
                                   restored to the  amount of such  Accrued
                                   Benefit   on   the   date    of   deemed
                                   distribution.

                         (iii) Upon later termination or retirement of a Member whose previous Credited Service has been restored under this Paragraph (d), his Allowance shall be based on the benefit formula then in effect and his Compensation and Credited Service before and after the period when he was not in the service of the Company.

                    (e) If any other former Member is restored to service with the Company after having had a Break in Service, the following shall apply:

                         (i) Upon completion of one year of Continuous Service following the Break in Service, he shall again become a Member as of his date of restoration to service.

                         (ii) Upon becoming a Member in accordance with (i) above, the Continuous Service to which he was previously entitled shall be restored to him, if the total number of consecutive one-year Breaks in Service does not equal or exceed the greater of (a) five, or (b) the total number of years of his Continuous Service before the Break in Service, determined at the time of the Break in

                                   Service,   excluding   any    Continuous
                                   Service    disregarded     under    this
                                   Paragraph (e) by reason  of any  earlier
                                   Break in Service.

                         (iii) Any Credited Service to which the Member was entitled at the time of his termination of service which is included in the Continuous Service so restored shall be restored to him.

                         (iv) Upon later termination or retirement of a Member whose previous Credited Service has been restored under this Paragraph (e), his Allowance, if any, shall be based on the benefit formula then in effect and his Compensation and Credited Service before and after the period when he was not in the service of the Company.

          5.06      Additional Monthly Benefit

                    (a) Effective June 1, 1991, in addition to other benefits provided in this Article 5, the following monthly benefits are payable as a life annuity to eligible Members as defined in Paragraph (b) below,

                              The "additional monthly amount" is calculated as (i) a percentage of the Member's first $300 of monthly Allowance, multiplied by
                              (ii) the number of years the Member was retired prior to January 1, 1990, with a minimum of $25.00 per month. The percentage is as follows:
                                    Years Since
                                    Retirement             Percentage
                                   as of 1/1/90

                                    Less than 5              3-3/4
                                    5 to 10                  4

                                    10 to 15                 4-1/2

                                    15 or more               5

                    (b) Members eligible for the additional monthly amount are those retired Members as of June 1, 1991, who entered retired status directly from active status.

                    (c) If an adjustment of retirement Allowance for Social Security benefits option was elected pursuant to Section 5.04, the additional monthly benefit was calculated based on the Allowance before such adjustment.

                    (d) Upon the death of a Member eligible for an additional monthly amount, such amount shall be continued to the Member's Spouse regardless of the method of distribution elected by a Member.

          5.07      Written Application

                    Each Member, before any benefit shall be payable to him or his account under the Plan, shall file with the Retirement Committee such information as it shall require to establish his rights and benefits under the Plan.

                         ARTICLE 6 - LIMITATIONS ON BENEFITS
          vi
          6.01      Maximum Benefits

                    (a) The maximum annual retirement Allowance payable to a Member under the Plan, when added to any retirement Allowance attributable to contributions of the Company or an Affiliated Company provided to the Member under any other qualified defined benefit plan, shall be equal to the lesser of
                         (1) $90,000, as adjusted under Code Section 415(d), or (2) the Member's average annual remuneration during the three consecutive calendar years in his Credited Service as a Member affording the highest such average, or during all of the years in his Credited Service as a Member, if less than three years, subject to the following adjustments:

                         (i) If the Member has not been a Member of the Plan for at least 10 years, the maximum annual retirement Allowance in clause (1) above shall be multiplied by the ratio which the number of years of his membership in the Plan bears to 10. This adjustment shall be applied separately to the amount of the Member's retirement Allowance resulting from each change in the benefit structure of the Plan, with the number of the years of membership in the Plan being measured from the effective date of each such change.

                         (ii) If the Member has not completed 10 years of Continuous Service, the maximum annual retirement Allowance in clause
                                   (2)  above shall  be  multiplied by  the
                                   ratio which the number of years of his Continuous Service bears to 10.

                         (iii) If the retirement Allowance begins before the Member's social security retirement age (as defined below), but on or after his 62nd birthday, the maximum retirement Allowance in clause
                                   (1) above shall be reduced by 5/9 of 1% for each of the first 36 months plus 5/12 of 1% for each additional month by which the Member is younger than the social security retirement age at the date his retirement Allowance begins.

                                   If   the  retirement   Allowance  begins
                                   before the Member's  62nd birthday,  the
                                   maximum  retirement Allowance  in clause
                                   (1)   above   shall  be   of  Equivalent
                                   Actuarial Value to the maximum benefit payable to age 62 as determined in accordance with the preceding sentence.

                         (iv) If the retirement Allowance begins after the Member's social security retirement age (as defined below), the maximum retirement Allowance in clause (1) above shall be of Equivalent Actuarial Value, based on an interest rate of 5% per year in lieu of the interest rate otherwise used in the determination of Equivalent Actuarial Value, to that maximum benefit payable at the social security retirement age.

                         (v) If the Member's retirement Allowance is payable as a joint and survivor Allowance with his Spouse as the contingent annuitant, the modification of the retirement Allowance for that form of payment shall be made before the application of the maximum limitation, and, as so modified, shall be subject to the limitation.

                    (b) As of January 1 of each calendar year on or after January 1, 1988, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum permissible dollar amount of retirement Allowances payable under the Plan during that calendar year, including retirement Allowances payable to Members who retired prior to that calendar year, in lieu of the dollar amount in (1) of Paragraph (a) above.

                    (c) In the case of a Member who is also a Member of a defined contribution plan of the Company or an Affiliated Company, his maximum benefit limitation shall not exceed an adjusted limitation computed as follows:

                         (i)       Determine   the   defined   contribution
                                   fraction.

                         (ii)      Subtract the result of (i) from 1.0.

                         (iii) Multiply the dollar amount in (1) of Paragraph (a) above by 1.25.

                         (iv) Multiply the amount described in (2) of Paragraph (a) above by 1.4.

                         (v)       Multiply  the  lesser of  the  result of
                                   (iii)  or  the  result of  (iv)  by  the
                                   result of (ii) to determine the adjusted maximum benefit limitation applicable to a Member.

                    (d)  For purposes of this Section:

                         (i) the defined contribution fraction for a Member who is a Member of one or more defined contribution plans of the Company or an Affiliated Company shall be a fraction the numerator of which is the sum of the following:

                                   (A)  the   Company's   and    Affiliated
                                        Companies'  contributions  credited
                                        to the Member's accounts  under the
                                        defined contribution plan or plans.

                                   (B)  with  respect   to  calendar  years
                                        beginning  before 1987,  the lesser
                                        of   the   part  of   the  Member's
                                        contributions  in  excess of  6% of
                                        his Compensation or one-half of his
                                        total contributions to such plan or
                                        plans, and with respect to calendar
                                        years  beginning  after  1986,  all
                                        Member's contributions to such plan
                                        or plans, and

                                   (C)  any  forfeitures  allocated to  his
                                        accounts under such plan or plans,

                                   but reduced  by any amount  permitted by
                                   regulations    promulgated     by    the
                                   Commissioner of Internal Revenue; and the denominator of which is the lesser of the following amounts determined for each year of the Member's Continuous
                                   Service:

                                   (D)  1.25  multiplied   by  the  maximum
                                        dollar  amount  allowed by  law for
                                        that year; or

                                   (E)  1.4  multiplied  by   25%  of   the
                                        Member's   remuneration  for   that
                                        year.

                                   At  the  direction  of   the  Retirement
                                   Committee,    the    portion   of    the
                                   denominator   of   that  fraction   with
                                   respect to calendar years before 1983 shall be computed as the denominator for 1982, as determined under the law as then in effect, multiplied by a fraction of the numerator of which is the lesser of:

                                   (F)  $51,875, or

                                   (G)  1.4  multiplied  by   25%  of   the
                                        Member's remuneration for 1981;

                                   and the denominator of which is the lesser of:

                                   (H)  $41,500, or

                                   (I)  25%  of  the Member's  remuneration
                                        for 1981;

                         (ii) a defined contribution plan means a pension plan which provides for an individual account for each Member and for benefits based solely upon the amount contributed to the Member's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other Members which may be allocated to that Member's accounts, subject to (iii) below; and

                         (iii) a defined benefit plan means any pension plan which is not a defined contribution plan; however, in the case of a defined benefit which is based partly on the balance of the separate account of a Member, that plan shall be treated as a defined contribution plan to the extent benefits are based on the separate account of a Member and as a defined benefit plan with respect to the remaining portion of the benefits under the plan.

                         (iv) the term "remuneration" with respect to any Member shall mean the wages,
                                   salaries  and  other  amounts   paid  in
                                   respect of such Member by the Company or
                                   an   Affiliated  Company   for  personal
                                   services  actually rendered,  determined
                                   after  any  pre-tax contributions  under
                                   "qualified cash or deferred arrangement"
                                   (as  defined  under Code  Section 401(k)
                                   and its applicable regulations) or under
                                   a  "cafeteria  plan"  (as defined  under
                                   Code  Section 125   and  its  applicable
                                   regulations), and shall include, but not
                                   by way of limitation,  bonuses, overtime
                                   payments  and   commissions;  and  shall
                                   exclude  deferred  compensation,   stock
                                   options and other distributions which receive special tax benefits under the Code; and

                         (v) the term "social security retirement age" shall mean age 65 with respect to a Member who was born before January 1, 1938; age 66 with respect to a Member who was born after December 1, 1937 and before December 1, 1955; and age 67 with respect to a Member who was born after December 31, 1954.

                    (e) Notwithstanding the preceding paragraphs of this Section, a Member's annual retirement Allowance payable under this Plan, prior to any reduction required by operation of Paragraph (c) above, shall in no event be less than:

                         (i) the benefit that the Member had accrued under the Plan as of the end of the Plan Year beginning in 1982, with no changes in the terms and conditions of the Plan on or after July 1, 1982 taken into account in determining that benefit, or

                         (ii) the benefit that the Member had accrued under the Plan as of the end of the Plan Year beginning in 1986, with no changes in the terms and conditions of the Plan on or after May 5, 1986 taken into account in determining that benefit.

                    (f) Notwithstanding any provisions contained herein to the contrary, in the event that a Member participates in a defined contribution plan or defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the combined benefits with respect to a Member exceed the limitations contained in Code Section 415(e), corrective adjustments shall first be made under this Plan. However, if a Member's Allowance under this Plan has already commenced, corrections shall first be made under The Southern Company Employee Stock Ownership Plan, if possible, and if not possible, then correction shall be made to the Member's Accrued Benefit under this Plan.

                    (g) Notwithstanding anything contained in this Article to the contrary, the limitations, adjustments and other requirements prescribed in this Article shall at all times comply with the provisions of Code Section 415 and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

                         ARTICLE 7 - DISTRIBUTION OF BENEFITS
          vii
          7.01      Surviving Spouse Benefit

                    On and after August 23, 1984, if a married Member:

                    (a)  dies  in  active  service  prior  to  his  Annuity
                         Starting Date after having met the requirements for an Allowance, or

                    (b) dies after retiring on any Allowance or after terminating service on or after August 23, 1984, with entitlement to a vested Allowance, but in either case before his Annuity Starting Date, or

                    (c) dies after he is credited with at least one Hour of Service with the Company on or after August 23, 1984 but prior to his Annuity Starting Date,

                    there shall be payable to his Surviving Spouse a Qualified Preretirement Survivor Annuity as provided in
                    Section 7.03.

          7.02      Qualified Joint and Survivor Annuity

                    Provided an  optional form of  benefit as set  forth in
                    Section 7.07 is not elected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Member's Accrued Benefit will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Member's Accrued Benefit will be paid in the form of an annuity for his lifetime.

          7.03      Qualified Preretirement Survivor Annuity

                    (a) Provided that a Member and his or her Spouse have been married throughout the one-year period ending on his or her date of death and provided an optional form of benefit as set forth in Section
                         7.07 has not been elected by a Member eligible to waive the Qualified Preretirement Survivor Annuity within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date, the Member's Accrued Benefit shall be payable as an annuity for the life of the Surviving Spouse in accordance with this Section 7.03.

                    (b) The Qualified Preretirement Survivor Annuity shall commence on what would have been the Member's Normal Retirement Date or, on the first day of the month following the death of the Member, if later, and shall cease with the last monthly payment prior to the death of the Spouse. However:

                         (i) if the Member dies in active service after having met the requirements for early retirement, after having completed twenty years of service, or after retiring early but before payments commence, the Spouse may elect to begin receiving payments as of the first day of the month following the Member's date of death; and

                         (ii) in the case of the death of any other Member, the Spouse may elect to begin receiving payments as of the first day of any month following what would have been the Member's Earliest Retirement Age which is his 55th birthday.

                    (c)  Before reduction in accordance  with Paragraph (d)
                         below,   the   Qualified  Preretirement   Survivor
                         Annuity shall be equal to:

                         (i) in the case of a Member who dies while in active service after having met the requirements for early retirement, after having completed twenty years of service, or after retiring early but before payments commence, the following per centum of a normal retirement Allowance computed as provided in
                                   Section 5.01(c) and 5.01(d) on the basis
                                   of  the  deceased Member's  Compensation
                                   and Credited Service prior to his death,
                                   provided  that  if the  Spouse  was born
                                   more than  60 months after  the deceased
                                   Member,   the  Qualified   Preretirement
                                   Survivor Annuity so determined  shall be
                                   reduced by  1/6 of 1% for  each month in
                                   excess of 60 by  which her date of birth
                                   followed the deceased  Member's date  of
                                   birth.
                                    Age Member
                                  Would Have Been
                                  At Commencement          Per Centum

                                     40 to 45                 40%
                                        46                    41%

                                        47                    42%

                                        48                    43%
                                        49                    44%

                                        50                    45%
                                        51                    46%

                                        52                    47%

                                        53                    48%
                                        54                    49%

                                    55 or over                50%

                         (ii) in the case of any other Member, 50% of the amount of vested Allowance to which the Member would have been entitled at his Normal Retirement Date, reduced as follows:

                                   -    reduction  for  a  50%   joint  and
                                        survivor  annuity option  (based on
                                        the Member's age  and his  Spouse's
                                        age  had the Member survived to the
                                        date benefits commence), and

                                   -    reduction    to    reflect    early
                                        commencement,  if   applicable,  of
                                        payments in accordance with Section
                                        5.03(c).

                         (iii) If within the 90 day period prior to his Annuity Starting Date a Member has elected Option (ii) under Section 7.07 naming his spouse as contingent annuitant, the amount payable to his spouse under this Section 7.03 as a Qualified Preretirement Survivor Annuity shall be the amount that would have been payable to his spouse under Option (ii) if such amount is greater than the amount of the Qualified Preretirement Survivor Annuity otherwise payable under subparagraphs (c)(i) or (c)(ii) above, as applicable.

                    (d) The Allowance subsequently payable to a Member whose Spouse would have been entitled to a Qualified Preretirement Survivor Annuity under this Section had the Member's death occurred, or the Qualified Preretirement Survivor Annuity payable to his Spouse after his death, whichever is applicable, shall be reduced by the applicable percentage shown in the following table for the period, or periods, that the provisions of this
                         Section 7.03 are in effect with respect to the Member. No such reduction shall be made with respect to:

                         (i)       coverage during active employment, or

                         (ii) any period before the commencement of the election period specified in Para-graph (e) below.

                                  Annual Reduction for Spouse's Coverage
                                  after Retirement or Other Termination
                                                of Service

                                        Age                Reduction
                                     Under 35                  0%

                                      35 - 39              2/10 of 1%

                                      40 - 49              3/10 of 1%
                                      50 - 54              4/10 of 1%

                                      55 - 59              5/10 of 1%
                                    60 and over                1%

                    (e) The Company shall furnish to each married Member within the one year period commencing on the date he terminates service a written explanation in non-technical language which describes (1) the terms and conditions of the Qualified Preretirement Survivor Annuity, (2) the Member's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity, (3) the rights of the Member's Spouse and
                         (4) the right to make, and the effect of, a revocation of such election.

          7.04      Definitions

                    For  purposes   of  this   Article  7,   the  following
                    definitions shall apply:

                    (a) The term "Election Period" shall mean the period which begins on the first day of the Plan Year in which a Member attains age 35 and ends on the date of the Member's death. If a Member separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Accrued Benefit as of the date of separation, the Election Period shall begin on the date of separation.

                    (b) The term "Earliest Retirement Age" shall mean the earliest date on which, under the Plan, the Member could elect to receive retirement benefits.

                    (c) The term "Qualified Election" shall mean waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (a) the Member's Spouse consents in writing to the election;
                         (b) the election designates a contingent annuitant, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (c) the Spouse's consent acknowledges the effect of the election; and (d) the Spouse's consent is witnessed by a Plan representative designated by the Retirement Committee or notary public. Additionally, a
                         Member's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Member without any further spousal consent). If it is established to the satisfaction of a the Retirement Committee that there is no Spouse or that the Spouse cannot be located, a waiver without spousal consent will be deemed a Qualified Election.

                         Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Member without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish both of such rights. A revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Member has received notice as provided in Section 7.05 below.

          7.05      Notice Requirements

                    (a) In the case of a Qualified Joint and Survivor Annuity or a single life annuity, the Retirement Committee shall provide, no less than 30 days and no more than 90 days prior to the Annuity Starting Date, each Member with a written explanation of:
                         (1) the terms and conditions of a Qualified Joint and Survivor Annuity or single life annuity;
                         (2) the Member's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity or single life annuity form of benefit; (3) the rights of a Member's Spouse; and
                         (4) the right to make, and the effect of, a revocation of a previous election to waive the qualified Joint and Survivor Annuity or single life annuity.

                    (b) In the case of a Qualified Preretirement Survivor Annuity, the Retirement Committee shall provide each Member within the applicable period for such Member a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Paragraph (a) above applicable to a Qualified Joint and Survivor Annuity or a single life annuity.

                         The applicable period for a Member is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35; (2) a reasonable period ending after the individual becomes a Member; (3) a reasonable period ending after the Member's Qualified Preretirement Survivor Annuity ceases to be fully subsidized;
                         (4) a reasonable period ending after this Article first applies to the Member. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Member who separates from service before attaining age 35.

                         For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Member who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Member thereafter returns to employment with the employer, the applicable period for such Member shall be redetermined.

          7.06      Transitional Rules

                    Any living Member not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Member is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Member is entitled to a vested Allowance.

          7.07      Alternative Forms of Distribution

                    (a) Any Member may, subject to the election procedures applicable to Qualified Joint and Survivor Annuities and Qualified Preretirement Survivor Annuities, elect to convert his retirement Allowance into an optional benefit of Equivalent Actuarial Value determined as of the Annuity Starting Date, in accordance with one of the options named below:

                         Option (i)     a retirement  Allowance payable for
                                        the   Member's    life,   with   no
                                        Allowance payable  after his death;
                                        or

                         Option (ii)    a  modified  retirement   Allowance
                                        payable  during  the Member's  life
                                        with the provision  that after  his
                                        death either a  50%, 75% or  a 100%
                                        joint and survivor annuity shall be
                                        paid  during the  life of,  and to,
                                        the contingent annuitant  nominated
                                        by him.

                    (b) The election of an optional form of benefit shall become effective as follows:

                         (i) If the Member retired on his Normal Retirement Date, or if he retires on an early retirement Allowance or a vested retirement Allowance deferred to commence on his Normal Retirement Date, the election shall become effective on his Normal Retirement Date.

                         (ii) If the Member retires on an early retirement allowance commencing prior to his Normal Retirement Date, the election shall become effective on the date due of the first monthly installment.

                         (iii) If the Member continues in service as an Employee after his Normal Retirement Date and the notice of his election is received by the Retirement Committee prior to his Normal Retirement Date, the election shall become effective on his Normal Retirement Date, or if the notice of the election is received by the Retirement Committee after the Member's Normal Retirement Date, the election shall become effective on the date it is received by the Retirement Committee. In the event of the death of a Member in service as an Employee on or after his Normal Retirement Date and after his election has become effective, payments of the benefit under the option computed as of the time it became effective shall commence on the first day of the month next following the month of death if the contingent annuitant designated under the option is then living; or, upon the retirement of such a Member, the amount under the option computed as of the time it became effective shall be payable to the Member, but no payments shall commence or accrue to him until the date of retirement.

          7.08      Cash-Out of Annuity Benefits

                    Although Allowances shall normally be payable in monthly installments, a lump sum payment of Equivalent Actuarial Value shall be made in lieu thereof if the present value of a Member's Allowance upon termination of employment is less than $3,500. The Equivalent Actuarial Value shall be determined by using an interest rate assumption equal to the interest rate used by the Pension Benefit Guaranty Corporation for valuing a lump sum distribution for single employer plans that terminate on the first day of the Computation Year in which the Annuity Starting Date occurs. In determining the amount of a lump sum payable prior to a Member's Normal Retirement Date, Equivalent Actuarial Value shall be calculated as a benefit which would otherwise have been provided commencing at the Member's Normal Retirement Date, or, if larger, the benefit payable at the earliest possible commencement date, but in no event earlier than the date as of which the lump sum is paid. The lump sum payment shall be made as soon as practicable on or after the date the Member terminates employment. Notwithstanding the foregoing, if the present value of the Member's vested Allowance is zero, the Member shall be deemed to have received a distribution of such Member's Accrued Benefit.

          7.09      Commencement of Benefits

                    (a)  Required Distributions

                         Once a written claim for benefits is filed with the Retirement Committee and unless the Member elects to have payment begin at a later date, payment of benefits to the Member shall begin not later than sixty (60) days after the last day of the Plan Year in which the latest of the following events occur:

                         (i)       the Member's Normal Retirement Date;

                         (ii) the tenth (10th) anniversary of the date the Employee became a Member; or

                         (iii)     the Member's separation from service.

                    (b)  Required  Minimum  Distributions   On  and   After
                         January 1, 1989

                         (i) Subject to the transitional rules described in Paragraph (c) below, effective for taxable years beginning after December 31, 1988, the payment of benefits to any Member shall begin no later than April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2, without regard to the actual date of separation from service. The amount of his Allowance shall be recomputed as of such April 1 and as of the close of each Plan Year after his Allowance commences and preceding his actual retirement date as if each such date were the Member's late retirement date. Any additional Allowance he accrues at the close of any such Plan Year shall be offset (but not below zero) by the value of the benefit payments received in such Plan Year.

                         (ii) The receipt by a Member of any payments or distributions as a result of his attaining age 70-1/2 prior to his actual retirement or death shall in no way affect the entitlement of an otherwise eligible Member to additional accrued benefits.

                    (c)  Transitional Rule

                         Any Member who is not a five percent owner and who has attained age 70-1/2 by January 1, 1988, may defer the commencement of benefit payments under Paragraph (b) above until he actually separates from service with the Company. This transitional rule shall only apply if the Member is not a five percent owner at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 and in any subsequent Plan Year.

                    (d)  Distribution Upon Death of Member

                         (i)       Death After Commencement of Benefits

                                   If the  Member  dies before  his  entire
                                   nonforfeitable    interest    has   been
                                   distributed   to   him,  the   remaining
                                   portion  of  such   interest  shall   be
                                   distributed at least as rapidly as under the method of distribution selected by the Member as of the date of his death.

                         (ii)      Death Prior to Commencement of Benefits

                                   If the Member dies before the distribu-tion of his nonforfeitable interest has begun, the entire interest shall be distributed within five years after the death of such Member.

                    (e)  Determining Required Minimum Distributions

                         Notwithstanding anything in this Plan to the contrary, all distributions under this Plan shall be made in accordance with Section 401(a)(9) of the Code and the regulations thereunder and the minimum amount which must be distributed each calendar year shall be determined in accordance with the provisions of Code Section 401(a)(9) and applicable Treasury Regulations.

          7.10      TEFRA 242(b)(2) Transitional Rules

                    Any distribution made pursuant to a TEFRA transitional rule distribution election shall meet the requirements of Code Section 401(a)(9) as in effect on December 31, 1983, and shall also satisfy Code Sections 401(a)(11) and 417.

          7.11      Requirement for Direct Rollovers

                    This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article 7, a Distributee may elect, at the time and in the manner prescribed by the Retirement Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                    (a)  Definitions

                         (i)       Eligible Rollover Distribution

                                   An Eligible Rollover Distribution is any
                                   distribution  of all  or any  portion of
                                   the  balance  to   the  credit  of   the
                                   Distributee,  except  that  an  Eligible
                                   Rollover Distribution does not include:

                                   (A)  any distribution  that is one  of a
                                        series   of   substantially   equal
                                        periodic    payments    (not   less
                                        frequently than  annually) made for
                                        the  life  (or life  expectancy) of
                                        the Distributee or the  joint lives
                                        (or joint life expectancies) of the
                                        Distributee  and the  Distributee's
                                        designated  beneficiary,  or for  a
                                        specified  period  of  10 years  or
                                        more;

                                   (B)  any distribution to the extent such
                                        distribution is required under Code
                                        Section 401(a)(9); and

                                   (C)  the  portion  of  any  distribution
                                        that  is  not  includible in  gross
                                        income  (determined without  regard
                                        to the exclusion for net unrealized
                                        appreciation   with   respect    to
                                        employer securities).

                         (ii)      Eligible Retirement Plan

                                   An  Eligible  Retirement   Plan  is   an
                                   individual retirement account  described
                                   in  Section Code  408(a), an  individual
                                   retirement  annuity  described  in  Code
                                   Section 408(b),    an    annuity    plan
                                   described in Code  Section 403(a), or  a
                                   qualified   trust   described  in   Code
                                   Section 401(a)    that    accepts    the
                                   Distributee's      Eligible     Rollover
                                   Distribution.   However, in  the case of
                                   an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                         (iii)     Distributee

                                   A  Distributee  includes  a   Member  or
                                   former   Member.     In   addition,  the
                                   Member's  or  former Member's  Surviving
                                   Spouse  and  the   Member's  or   former
                                   Member's Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the Spouse or former Spouse.

                         (iv)      Direct Rollover

                                   A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                              ARTICLE 8 - CONTRIBUTIONS
          viii
          8.01 It is the intention of the Company to continue the Plan and make such contributions to the Trustee each year in such amounts as are necessary to maintain the Plan on a sound actuarial basis and to meet minimum funding standards as prescribed by any applicable law. However, subject to the provisions of Article 9, the Company may discontinue its contributions for any reason at any time. Any forfeitures shall be used to reduce the Company contributions otherwise payable, and will not be applied to increase the benefits any Member would otherwise receive under the Plan.

                        ARTICLE 9 - ADMINISTRATION OF THE PLAN
          ix
          9.01 The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in a Retirement Committee of not less than three persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors. Any Member of the Retirement Committee may resign by delivering his written resignation to the Board of Directors and the Secretary of the Retirement Committee.

          9.02 The Members of the Retirement Committee shall elect a Chairman from their number and a Secretary who may be but need not be one of the Members of the Retirement Committee; may appoint from their number such committees with such powers as they shall determine; may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; may retain counsel, employ agents and provide for such clerical, accounting and actuarial services as they may require in carrying out the provisions of the Plan; and may allocate among themselves or delegate to other persons all or such portion of their duties hereunder, other than those granted to the Trustee under the Trust instrument adopted for use in implementing the Plan, as they, in their sole discretion shall decide.

          9.03 The Retirement Committee, in addition to the functions and duties provided for elsewhere in the Plan, shall have exclusive discretionary authority for the following:

                    (a)  Construing and interpreting the Plan;

                    (b)  Determining    all    questions   affecting    the
                         eligibility of any Member, retired Member, Spouse or beneficiary;

                    (c) Determining all questions affecting the amount of the Allowance payable hereunder;

                    (d) Ascertaining the persons to whom benefits shall be payable under the provisions hereof;

                    (e) To the extent provided in the Plan, authorizing and directing disbursements of benefits from the Plan;

                    (f)  Making   final   and  binding   determinations  in
                         connection with any questions of fact which may arise regarding the operation of the Plan;

                    (g) Making such rules and regulations with reference to the operation of the Plan as it may deem necessary or advisable, provided that such rules and regulations shall not be inconsistent with the express terms of the Plan or ERISA;

                    (h) Prescribing such procedures and adopting such forms as it determines necessary under the terms of the Plan;

                    (i) Reviewing such denials of claims for benefits as may arise under Section 9.04 below and making decisions on such review. [claims procedure]

                    Any decision, determination, construction, interpretation, ascertainment, authorization direction, rule, regulation, prescription or review that the Retirement Committee may make or give in carrying out its duties or functions under this Section 9.03 shall be binding and conclusive.

          9.04 Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor as from time to time in effect, the Retirement Committee shall: (a) provide adequate notice in writing to any Member or contingent annuitant (each being hereinafter in this paragraph referred to as "Member") whose claim for benefits under the Plan has been denied setting forth specific reasons for such denial, written in a manner calculated to be understood by such Member; and
                    (b) afford a reasonable opportunity to any Member whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

          9.05 The Retirement Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

          9.06 Any act which the Plan authorizes or requires the Retirement Committee to do may be done by a majority of its Members. The action of such majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the Retirement Committee and shall have the same effect for all purposes as if assented to by all Members of the Retirement Committee at the time in office.

          9.07 No Member of the Retirement Committee shall receive any Compensation for his services as such.

          9.08 Subject to the limitations of the Plan, the Retirement Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business. The determination of the Retirement Committee asto anydisputed question shallbe conclusive.

          9.09 As an aid to the Retirement Committee fixing the rates of Company contributions payable to the Plan, the actuary designated by the Retirement Committee shall make annual actuarial valuations and shall submit to the Retirement Committee such amounts of contribution as he recommends for use. The Retirement Committee shall maintain accounts showing the fiscal transactions of the Plan, and shall keep in convenient form such data as may be necessary for actuarial valuations of the Plan. The Retirement Committee shall submit a report each year to the Board of Directors, giving a brief account of the operation of the Plan during the past year.

          9.10 The Members of the Retirement Committee shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation.

                           ARTICLE 10 - MANAGEMENT OF FUNDS
          x
                    All the funds of the Plan except those held by an insurance company shall be held by a Trustee or Trustees appointed from time to time by the Board of Directors, in trust under a trust instrument adopted, or as amended, by the Board of Directors for use in providing the benefits of the Plan and paying its expenses not paid directly by the Company; provided that, except as otherwise herein provided, no part of the corpus or income of the Trust shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and contingent annuitants under the Plan, prior to the satisfaction of all liabilities with respect to them; and provided that no person shall have any interest in or right to any part of the earnings of the Trust, or any rights in, or to, or under the Trust or any part of the assets thereof, except as and to the extent expressly provided in the Plan and in the trust instrument, and the Company shall have no liability for the payment of benefits under the Plan nor for the administration of the funds paid over to the Trustee or Trustees.

                    The Company's contributions to the Plan are conditioned
          upon their deductibility under Code Section 404. If all or part of the Company's deductions for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Company without interest, but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the date of the disallowance of deduction. The Company may recover without interest the amount of its contributions to the Plan made on account of a mistake in fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions. Furthermore, if permitted under federal common law, the Company may recover any other contributions to the Plan or payments to any other entity to the extent such contributions or payments unjustly enrich or otherwise gratuitously benefit such entity(s).

                     ARTICLE 11 - CERTAIN RIGHTS AND LIMITATIONS xi
                    The following provisions shall apply in all cases whenever a Member or other person is affected thereby.

          11.01 The Board of Directors may terminate the Plan for any reason at any time. In case of complete or partial termination of the Plan, the rights of affected Members to the benefits accrued under the Plan to the date of such termination, to the extent then funded, shall be non-forfeitable. The funds of the Plan shall be used for the exclusive benefit of Members, Spouses, former Members, retired Members, and contingent annuitants under the Plan as of the date of such termination except that any residual assets which are not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation as defined in Treasury Regulation Section 1.401-2 shall be returned to the Company. Upon termination, the Retirement Committee shall determine and pay benefits to each Member, Spouse, and contingent annuitant in accordance with the provisions of Title IV of ERISA.

          11.02 The establishment of the Plan shall not be construed as conferring any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any Employee and to treat him without regard to the effect which such treatment might have upon him as a Member of the Plan.

          11.03

                    (a) The annual payments to a Member described in subparagraph (b) below shall not exceed an amount equal to the payments that would be made to or on behalf of such Member under a single life annuity that is the Actuarial Equivalent of the sum of the Member's Accrued Benefit and the Member's other benefits  under  this Plan  (other  than  a Social
                         Security supplement) and any Social Security supplement that the restricted employee is entitled to receive. The restrictions in this subparagraph (a) do not apply, however, if --

                         (i) after payment to a Member described in subparagraph (b) of all benefits payable to such Member under this Plan, the value of this Plan's assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(a)(7), or

                         (ii) the value of the benefits payable to such Member under this Plan for a Member described in subparagraph (b) below is less than 1% of the value of current liabilities before distribution.

                    (b) The Members whose benefits are restricted on distribution include all highly compensated employees and highly compensated former employees (as such terms are defined in Treasury Regulation
                         Section 1.401(a)(4)-12); provided, however, that Members whose benefits are subject to restriction under this Section 11.03 shall be limited to only those Members who in the current or in any previous Plan Year were one of the 25 non-excludible Members of the Company with the greatest compensation from the Company.

          11.04 In the event that the Retirement Committee shall find that a Member or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor or has died, the Retirement Committee may direct that any benefit payment due him, unless a claim shall have been made therefor by a duly appointed legal representative, be paid to his Spouse, a child, a parent or other blood relative, or to a person with whom he resides, and any such payment so made shall be a complete discharge of the liabilities of the Plan therefor.

          11.05 The Retirement Committee shall, upon direction of the Board of Directors uniformly applicable to all Employees similarly situated, deduct from the part of any retirement Allowance under the Plan, all or part of any amount paid or payable to or on account of any Member under the provisions of any present or future law, pension or benefit scheme of any sovereign government, or any political subdivision thereof, on account of which contributions have been made or premiums or taxes paid by the Company with respect thereto; provided that benefits payable under Title II of the Social Security Act are not to be used to reduce the benefits otherwise provided under this Plan except as specifically provided in Section 5.01(d)(ii).

          11.06     If  any  company  hereafter  becomes  a  subsidiary  or
                    Affiliated Company of the Company, the Board of Directors may include the employees of such subsidiary or Affiliated Company in the membership of the Plan upon appropriate action by such company necessary to adopt the Plan. In such event, or if any persons become Employees of the Company as the result of merger or consolidation or as the result of acquisition by the Company of all or part of the assets or business of another company, the Board of Directors shall determine to what extent, if any, credit and benefits shall be granted for previous service with such subsidiary, affiliated or other company, but subject to the continued qualification of the trust for the Plan as a tax exempt trust under the Code. Any such subsidiary or Affiliated Company may terminate its participation in the Plan upon appropriate action by it, in which event the funds of the Plan held on account of Members of such company shall be determined by the Retirement Committee on the basis of actuarial valuation, and shall be applied as provided in Section 11.01 in the manner there provided if the Plan should be terminated, or shall be segregated by the Trustee as a separate trust, pursuant to certification to the Trustee by the Retirement Committee, continuing the Plan as a separate Plan for the Employees of such company under which the board of directors of such company shall succeed to all the powers and duties of the Board of Directors including the appointment of the Members of the Retirement Committee.

          11.07 The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Member, Spouse, former Member, retired Member, or contingent annuitant under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

                       ARTICLE 12 - NON-ALIENATION OF BENEFITS
          xii
                    Except as required by any applicable law, no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:

                    (a) creates for, or assigns to, a Spouse, former Spouse, child or other dependent of a Member the right to receive all or a portion of the Member's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that Spouse, child or dependent,

                    (b) is made pursuant to a State domestic relations law,

                    (c) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

                    (d)  otherwise   meets   the   requirements   of   Code
                         Section 414(p).

                               ARTICLE 13 - AMENDMENTS
          xiii
                    The Board of Directors reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate to conform with governmental regulations or other policies, to modify or amend in whole or in part any or all of the provisions of the Plan; provided that no such modification or amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members or contingent annuitants under the Plan, prior to the satisfaction of all liabilities with respect to them; that no modification or amendment may be made in Section
          11.01 without the consent of every participating Company; and that no modification or amendment shall be made which has the effect of decreasing the accrued benefit of any Member or of reducing the non-forfeitable percentage of the accrued benefit of a Member below that non-forfeitable percentage thereof computed under the Plan as in effect on the later of the date on which the amendment is adopted or becomes effective pursuant to Code
          Section 411(d)(6). Any modification or amendment of the provisions of the Plan shall be voted on by a quorum of the Board of Directors necessary to transact business and such modifications or amendments shall be set forth in resolutions duly adopted by the Board of Directors.

                              ARTICLE 14 - CONSTRUCTION
          xiv
          14.01 The Plan shall be construed, regulated and administered under the laws of the State of Georgia.

          14.02 The masculine pronoun shall mean the feminine pronoun, and feminine the masculine, wherever appropriate.

                          ARTICLE 15 - TOP-HEAVY PROVISIONS
          xv
          15.01     Top-Heavy Plan Requirements

                    For any Plan Year the Plan shall be determined to be a Top-Heavy Plan, the Plan shall provide the following:

                    (a)  the minimum benefit  requirement of Section 15.03;
                         and

                    (b)  the vesting requirement of Section 15.04.

          15.02     Determination of Top-Heavy Status

                    (a) For any Plan Year commencing after December 31, 1983, the Plan shall be determined to be a
                         "Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Accrued Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of
                         Accrued Retirement Income or the Aggregate Accounts of all Members entitled to participate in this Plan and any Plan of an Aggregation Group. For purposes of determining whether the Plan is top-heavy, proportional subsidies shall be ignored while non-proportional subsidies shall be taken into account.

                    (b) For Plan Years beginning after December 31, 1986, the Accrued Retirement Income of a Non-Key Employee shall be determined under the accrual method under the Plan.

                    (c) For any Plan Year commencing after December 31, 1983, the Plan shall be determined to be a "Super Top-Heavy Plan," if, as of the Determination Date,
                         (1) the Present Value of Accrued Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan in an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Retirement Income or the Aggregate Accounts of all Members entitled to participate in this Plan and any plan of an Aggregation Group.

                         For purposes of Sections 15.02(a) and 15.02(b), if any Member is a Non-Key Employee for any Plan Year, but such Member was a Key Employee for any prior Plan Year, such Member's Present Value of Accrued Retirement Income and/ or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group). In addition, for Plan Years beginning after December 31, 1984, if a Member or former Member has not performed any services for the Company or any Affiliated Company maintaining the Plan at any time during the five (5) year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Retirement Income for such Member or former Member shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan.

                    (d)  An   Member's  "Aggregate   Account"  as   of  the
                         Determination Date shall be determined under applicable provisions of the defined contribution plan used in determining Top-Heavy status.

                    (e)  An   "Aggregation  Group"  shall   mean  either  a
                         Required   Aggregation   Group  or   a  Permissive
                         Aggregation Group as hereinafter determined.

                         (i) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Company in which a Key Employee is a participant, and each other plan of the Company which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                                   In  the case  of a  Required Aggregation
                                   Group, each  plan in the  group will  be
                                   considered  a  Top-Heavy  Plan   if  the
                                   Required   Aggregation    Group   is   a
                                   Top-Heavy  Group.     No  plan   in  the
                                   Required   Aggregation  Group   will  be
                                   considered  a  Top-Heavy  Plan   if  the
                                   Aggregation  Group  is  not a  Top-Heavy
                                   Group.

                         (ii) Permissive Aggregation Group: The Company may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) or 410. Such group shall be known as a Permissive Aggregation Group.

                                   In the case  of a Permissive Aggregation
                                   Group, only  a plan that is  part of the
                                   Required   Aggregation  Group   will  be
                                   considered  a  Top-Heavy  Plan   if  the
                                   Permissive   Aggregation   Group  is   a
                                   Top-Heavy  Group.   A  plan that  is not
                                   part of the Required Aggregation Group but that has nonetheless been aggregated as part of the Permissive Aggregation Group will not be considered a Top-Heavy Plan even if the Permissive Group is a Top-Heavy Group.

                         (iii)     Only  those  plans  of  the  Employer in
                                   which   the  Determination   Dates  fall
                                   within the same calendar year shall be aggregated in order to determine whether such plans are Top-Heavy Plans.

                    (f) The "Determination Date" shall mean with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

                    (g) A "Key Employee" shall mean any Member or former Member (and his beneficiaries) who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is:

                         (i) an officer of the Company having an annual compensation from the Company greater than fifty percent (50%) of the amount in effect under Code
                                   Section 415(b)(1)(A)  for any  such Plan
                                   Year.    For  purposes  of  this Section
                                   15.02(g)(i), only  those employers which
                                   are incorporated shall be  considered as
                                   having officers, and no more  than fifty
                                   (50) Members (or, if lesser, the greater
                                   of three (3) or ten percent (10%) of the
                                   Members) shall be  treated as  officers.
                                   Annual  compensation  means compensation
                                   as  defined  in Code  Section 415(c)(3),
                                   but including amounts contributed by the
                                   Company pursuant to  a salary  reduction
                                   agreement which are excludable  from the
                                   Member's   gross   income   under   Code
                                   Section 125,   Code   Section 402(a)(8),
                                   Code     Section 402(h),     or     Code
                                   Section 403(b).

                         (ii) one of the ten (10) Members (A) having annual compensation from the Company greater than the limitation in effect under Code Sections 415(c)(1)(A) and (B) owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Company. For purposes of this Section 15.06(g)(ii), if two (2) Members have the same interest in the Company, the Member having the greater annual compensation from the Company shall be treated as having a larger interest.

                         (iii) a "five percent owner" of the Company. The term "five percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code
                                   Section 318) more than five percent (5%)
                                   of the outstanding  stock of the Company
                                   or  stock  possessing  more   than  five
                                   percent  (5%)  of  the   total  combined
                                   voting  power   of  all  stock   of  the
                                   Company.     In  determining  percentage
                                   ownership   hereunder,   employers  that
                                   would otherwise be aggregated under Code
                                   Sections 414(b), (c), and (m) shall be treated as separate employers.

                         (iv) a "one percent owner" of the Company having an annual compensation from the Company of more than $150,000. The term "one percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code
                                   Section 318) more than one  percent (1%)
                                   of  the outstanding stock of the Company
                                   or  stock  possessing   more  than   one
                                   percent  (1%)  of  the   total  combined
                                   voting  power  of   all  stock  of   the
                                   Company.     In  determining  percentage
                                   ownership   hereunder,  employers   that
                                   would otherwise be aggregated under Code

                                   Sections 414(b), (c), and  (m) shall  be
                                   treated as separate employers.  However,
                                   in determining whether an individual has
                                   compensation  of   more  than  $150,000,
                                   compensation from each employer required
                                   to    be     aggregated    under    Code
                                   Sections 414(b), (c), and (m) shall be taken into account.

                    (h)  A "Non-Key  Employee" shall mean any  Employee who
                         is    not   a   Key   Employee   as   defined   in
                         Section 15.02(g).

                    (i) An Employee's "Present Value of Accrued Retirement Income" shall mean as of the Determination Date, the sum of the following:

                         (i) the Present Value of his Accrued Benefit as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date.

                         (ii) any Plan distributions made within the Plan Year that includes the Determination Date or within the four
                                   (4) preceding  Plan Years.   However, in
                                   the case of distributions made after the
                                   valuation   date   and   prior  to   the
                                   Determination  Date, such  distributions
                                   are  not  included as  distributions for
                                   Top-Heavy  purposes  to the  extent that
                                   such distributions  are already included
                                   in the Member's Present Value of Accrued
                                   Retirement  Income  as of  the valuation
                                   date.   Notwithstanding  anything herein
                                   to  the   contrary,  all  distributions,
                                   including  distributions  made prior  to
                                   January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted.

                         (iii) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Member and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the
                                   Employee's  Present   Value  of  Accrued
                                   Retirement  Income.   However, rollovers
                                   or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Employee's Present Value of Accrued Retirement Income.

                         (iv) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Employee's Present Value of Accrued Retirement Income, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

                    (j) A "Top-Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

                         (i) the Present Value of Accrued Retirement Income of Key Employees under all defined benefit plans included in that group, and

                         (ii) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

                         exceeds sixty percent (60%) of a similar sum determined for all Employees.

          15.03     Minimum Retirement Income for Top-Heavy Plan Years

                    Notwithstanding anything herein to the contrary, for any Top-Heavy Plan Year, the minimum Accrued Retirement Income derived from Company contributions for each Non-Key Employee, including benefits accrued in years in which the Plan is not a Top-Heavy Plan, shall equal a percentage of such Non-Key Employee's highest average compensation not less than the lesser of: (a) two percent (2%)  multiplied  by  the  Member's  number  of
                    Credited Service with the Company, or (b) twenty percent (20%). For purposes of the minimum benefit, a Member's Credited Service shall exclude (a) Plan Years in which the Plan is not a Top-Heavy Plan, and
                    (b) Credited Service completed prior to January 1, 1984. The minimum benefit required by this Section
                    15.03 shall be calculated using the Member's total compensation and expressed in the form of a single life annuity (with no ancillary benefits) beginning at such Member's Normal Retirement Date. A Member's average compensation shall be based on the five (5) consecutive years for which the Member had the highest compensation.

                    Notwithstanding the foregoing, in any Plan Year in which a Non-Key Employee participates in both this Plan and a defined contribution plan, and both such plans are Top-Heavy Plans, the Company shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit and the full separate minimum defined contribution plan allocation. Therefore, if a Non-Key Employee is participating in a defined contribution plan maintained by the Employer and the minimum allocation under Code Section 416(c)(2) is allocated to the Non-Key Employee under such defined contribution plan, the minimum Accrued Retirement Income provided for above shall not be applicable, and no minimum benefit shall accrue on behalf of the
                    Non-Key Employee. Alternatively, the Company may satisfy the minimum benefit requirement of Code
                    Section 416(c)(1) for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treasury Regulation
                    Section 1.416-1(m-12).

          15.04     Vesting Requirements for Top-Heavy Plan Years

                    Notwithstanding any other provisions of the Plan, for any Top-Heavy Plan Year, the vested portion of a Member's Accrued Retirement Income shall be determined on the basis of the Member's Continuous Service according to the following schedule:

                            Years of Service      Vested Percentage

                               less than 2                0%
                                    2                    20%

                                    3                    40%

                                    4                    60%
                                    5                    80%

                                6 or more                100%

                    The minimum Retirement Income for any Top-Heavy Plan Year shall not be forfeited during any period for which the payment of the Member's Retirement Income is required to be suspended under the Plan.

                    If in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the Retirement Committee may, in its sole discretion, elect to (a) continue to apply this vesting schedule in determining the vested percentage of an Employee's Accrued Retirement Income or
                    (b) revert to the vesting schedule in effect before the Plan became a Top-Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan. No decrease in an Employee's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year.

                    Members with three (3) or more years of Continuous Service may elect to remain under the above Top-Heavy Plan vesting schedule in any year the Plan ceases to be top heavy.

          15.05     Adjustments to Maximum Benefits for Top-Heavy Plans

                    (a) In the case of a Member who is a participant in a defined benefit plan and a defined contribution plan maintained by the Company, and such plans as a group are determined to be Top-Heavy for any limitation year beginning after December 31, 1983,t "1.0" shall be substituted for "1.25" in each place it appears in the denominators of fractions, as set forth in Article 6 of the Plan, unless the extra minimum benefit is provided pursuant to Section 15.01(b). Super Top-Heavy Plans shall be required at all times to substitute "1.0" for "1.25" in the denominator of each plan fraction.

                    (b) If a Key Employee is a participant in both a defined benefit plan and a defined contribution plan that are both part of a Top-Heavy Group (but neither of such plans is a Super Top-Heavy Plan), the defined benefit and defined contribution fractions set forth in Article 6 shall remain unchanged, provided that in Section 15.03 above, "three percent (3%)" shall be substituted for "two percent (2%)" and "twenty percent (20%)" shall be increased by one (1) percentage point (but not more than ten (10) percentage points) for each year of Service included in the computations under
                         Section 15.03.

                    (c) For purposes of this Section 15.05, if the sum of the defined benefit plan fraction and the defined contribution fraction shall exceed 1.0 in any Plan Year for any Member in this Plan, the Company shall eliminate any amounts in excess of the limits set forth in Article 6, pursuant to Section 6.01(f) of the Plan.

                   ARTICLE 16 - EARLY RETIREMENT INCENTIVE PROGRAM xvi
          16.01     Eligibility

                    (a) Subject to the conditions described in Section 16.01(b) below, all Members of the Plan who
                         (i) have completed ten or more years of Continuous Service and have attained age 55 on or prior to December 31, 1993; (ii) are active Employees of the Company or are disabled and currently accruing service under Section 4.04 of the Plan on December 31, 1993; and (iii) who elect to receive the benefits provided under this Article 16 by executing and allowing to become effective an Election Form and Waiver Agreement ("Eligible Member") shall be eligible to receive the benefits described in Section 16.02 below. Notwithstanding the foregoing, the benefits payable under Section
                         16.02 shall only be payable to an Eligible Member who elects during the period from October 1, 1993 to November 15, 1993 (the "Window Period") to retire on or before December 31, 1993, by filing and allowing to become effective an Election Form and Waiver Agreement with the Retirement Committee no later than November 15, 1993. In the event an Eligible Member does not submit and allow to become effective an Election Form and Waiver Agreement by November 15, 1993, the Retirement
                         Committee shall interpret such failure as an election not to receive the benefits provided under this Article 16.

                    (b) The retirement date of an Eligible Member who elects to retire during the Window Period shall be December 31, 1993; provided, however, that in the sole discretion of the Company, the retirement date of certain Eligible Members may be postponed beyond December 31, 1993, but in no event shall any Eligible Member's retirement date be postponed until or beyond October 1, 1994.

          16.02     Benefits

                    (a) In addition to any Early or Normal Retirement Allowance to which an Eligible Member may be entitled in accordance with the provisions of
                         Article 5 of the Plan, if an Eligible Member retires from the Company in accordance with the provisions of this Article 16 prior to his Normal Retirement Date and elects to receive an immediate Early Retirement Allowance in accordance with
                         Section  5.02,  the  immediate   Early  Retirement

                         Allowance to be received by such Eligible Member under Section 5.02(b) shall not be reduced due to early commencement of benefits.

                    (b) An Eligible Member who retires in accordance with the provisions of Article 16 prior to the attainment of age 62 shall be paid an amount equal to the monthly Social Security benefits such Eligible Member would become entitled to beginning at age 65 based upon the Social Security law in effect on December 31, 1993 and such Eligible Member's Social Security earnings through his retirement date. This Social Security Bridge Benefit shall be paid monthly commencing on the first day of the month next following the Eligible Member's retirement date and shall continue to be paid on the first day of each month thereafter up to and including the first day of the month following the month in which such Eligible Member attains age 62.

          16.03     Restoration to Service

                    Notwithstanding any provisions of Section 5.05 to the contrary, in the event an Eligible Member who retires in accordance with the provisions of this Article 16 subsequently returns to the service of the Company, all benefits payable to such Eligible Member under this
                    Article 16 shall cease and upon the Eligible Member's subsequent retirement, the Eligible Member shall receive the greater of:

                    (a) the retirement Allowance the Member would receive under the Plan based upon his Credited Service and age at the date of his subsequent retirement, reduced by the Equivalent Actuarial Value of the retirement Allowance, excluding any amount payable under Section 16.02(b) which the Member received prior to his restoration to service and prior to his normal retirement date; or

                    (b) the retirement Allowance the Member was actually receiving excluding any amounts payable under
                         Section 16.02(b) or if the retirement Allowance had not commenced, the retirement Allowance such Member is eligible to receive under this Article 16.

                        ARTICLE 17 - RETIREE MEDICAL BENEFITS
          xvii
          17.01     Provision of Medical Benefits

                    The provisions of this Article 17 of the Retirement System provide for the payment of medical benefits to eligible retired employees of the Company and to their spouses and dependents as provided in this Article 17. The Board of Directors makes no promise to continue these benefits in the future and has the right to discontinue providing such benefits at any time, as well as the right to change any aspect of the arrangements for their provision, including without limitation the class of eligible retired employees and the classes of eligible spouses and dependents of retired former employees, the types of benefits covered, the amounts paid for payment or reimbursement of retired former employees, spouses and dependents for medical services, the identity of any insurer involved, the means by which the medical benefits are provided and the institution of a requirement for contributions by covered retired employees or covered spouses or dependents of retired employees. In the event of any such discontinuance or change, payments or reimbursement of covered expenses incurred prior to the effective date of the discontinuance or change would not be adversely affected.

          17.02     Eligibility for Medical Benefits

                    (a) Effective September 15, 1993, a member who retires and is receiving a distribution from the Plan pursuant to Sections 5.01 and 5.02 or a retired member who is entitled to receive a distribution from the Plan pursuant to Sections 5.01 or 5.02 after retirement will be eligible for reimbursement or payment of covered medical expenses, as hereinafter described, provided the member (1) was covered by the Georgia Power Company Medical Benefits Plan immediately before retirement; (2) is not eligible as a spouse or dependent or otherwise for coverage under the Georgia Power Company Medical Benefits Plan; and
                         (3) continues to satisfy the eligibility requirements applicable to retired employees as set forth in the provisions of the Georgia Power Company Medical Benefits Plan, which is attached hereto as Exhibit A and incorporated herein by reference and may be changed in accordance with the terms of the Georgia Power Company Medical Benefits Plan. Notwithstanding the foregoing, a former employee who was a key employee pursuant to

                         Section 15.02(g) on the date of his retirement shall not be eligible to receive any benefits under this Article 17.

                    (b) The spouses and dependents of retired members who are eligible for reimbursement or payment of covered medical expenses pursuant to paragraph (a) and who were covered under the Georgia Power Company Medical Benefits Plan immediately prior to the member's retirement are also eligible for reimbursement or payment of covered medical expenses to the extent, if any, provided in the Georgia Power Company Medical Benefits Plan, a copy of which is attached as Exhibit A. Notwithstanding the foregoing, a spouse or dependent who is eligible for coverage under the "active employee" portion of the Georgia Power Company Medical Benefits Plan shall not be eligible for reimbursement of medical expenses or payment of premiums hereunder.

                         Coverage shall terminate (1) upon termination of the Plan or this Article 17, or (2) in accordance with the provisions of the Georgia Power Company Medical Benefit Plan relating to termination of coverage, whichever is earlier.

          17.03     Contributions to the Medical Benefits Account

                    (a) There is hereby established a separate account to provide the medical benefits payable pursuant to this Article 17, called the Medical Benefits Account. All contributions and transfers to the Medical Benefits Account shall be held in trust by a trustee for the payment of medical benefits hereunder. All such contributions and transfers shall be specifically designated to provide for the payment of medical benefits. If such contributions or transfers are held by a trustee or trustees holding funds for the payment of retirement benefits under the Plan, such contributions and transfers (although held in a separate account as provided above) need not be segregated or separately invested by the trustee. A portion of the earnings on trust assets for the payment of both retirement and medical benefits that have been jointly invested shall be allocated to the Medical Benefits Account in an equitable and reasonable manner.

                         Prior to the satisfaction of all liabilities for medical benefits under this Article 17 of the Plan, no part of the corpus or income in the Medical Benefits Account shall be used for, or diverted to, any purpose other than the providing of such benefits. Reimbursement of the Company for payments of premiums under the Georgia Power Company Medical Benefits Plan for the provision of medical benefits thereunder for Eligible Recipients and reimbursement of the Company for direct payment or reimbursement to Eligible Recipients of covered medical expenses is considered a means of providing such benefits and is specifically permitted.

                         In no event shall the Company contribute any amount under this Article 17 for any retired employee who is or was a "key employee" (as defined in Section 15.02(g)).

                    (b) Eligible Recipients shall not contribute to the Medical Benefits Account described in paragraph
                         (a) but may be required to contribute under the Georgia Power Company Medical Benefits Plan through which such coverage is provided in such amounts as shall be determined from time to time by the Board of Directors. The Company shall from time to time contribute to such Medical Benefits Account such amounts as the Retirement Committee shall determine, but not in excess of the actuarially determined total cost of providing the medical benefits described in paragraph (d) below taking into account any Member contributions and any transfers of excess pension assets to the Medical Benefits Account. Anything in this Plan to the contrary notwithstanding, the aggregate amount of the actual contributions to the Medical Benefits Account described in paragraph (a) may not exceed 25% of the total actual contributions to the Plan for all benefits under the Plan (exclusive of contributions that may be made to fund past service credits) on and after September 15, 1993. In the event that an Eligible Recipient's interest in the Medical Benefits Account is forfeited prior to termination of the Plan, an amount equal to the amount of the forfeiture must be applied, as soon as possible, to reduce any Company contributions to fund the Medical Benefits Account.

          17.04     Medical Benefits Covered by the System

                    Medical benefits under the Plan shall be provided through the Georgia Power Company Medical Benefits Plan by the payment of premiums thereunder or through reimbursement to the Company of direct payment by the Company or reimbursement by the Company to Eligible

                    Recipients of medical expenses in accordance with the terms and conditions, and subject to the limitations, set forth in the provisions of the Georgia Power Company Medical Benefits Plan attached hereto as Exhibit A and which may be changed in accordance with the terms of the Georgia Power Company Medical Benefit Plan. Medical benefits shall be provided under the Plan only to the extent there are sufficient funds to provide such benefits available in the Medical Benefits Account described in Section 17.03(a). In no event shall any benefits be paid under the Plan to the extent the same benefits are payable under any other plan, program or arrangement of the Company. The Retirement Committee may establish claims procedures and administrative rules relating to the provision of medical benefits hereunder to the extent that the claims procedures and administrative rules under the applicable group medical plan do not apply.

          17.05     Amendment and Termination of Medical Benefits

                    The Board of Directors may amend, suspend, terminate, withdraw or modify this Article 17 of the Plan in whole or in part at any time subject to the provisions of the Georgia Power Company Medical Benefits Plan relating to benefits following termination or conversion rights. The Board of Directors may permanently discontinue contributions under this Article 17 at any time in its sole discretion. Upon the satisfaction of all Plan liabilities for medical benefits under the Plan, all amounts held in the Medical Benefits Account described in Section 17.03(a) of the Plan will be returned to the Company. In the event the Plan is terminated, the Company's obligation to contribute to the Medical Benefits Account after termination shall cease, except for benefits payable hereunder with respect to medical expenses either paid or incurred by an Eligible
                    Recipient prior to the date of termination. A termination of the provisions of this Article shall not constitute a termination or partial termination of the Plan for purposes of Section 11.01.

          17.06     Definitions

                    (a) "Eligible Recipient" means a retired employee, the employee's spouse, and the employee's dependents, all of whom are eligible for retiree medical benefits under the provisions of Section 17.02.

                    IN WITNESS WHEREOF, the Board of Directors of Savannah Electric and Power Company, through its authorized officers has adopted this amendment and restatement of the Employees' Retirement Plan of Savannah Electric and Power Company this
          day of                           , 199__, to be effective January
          1, 1989.


                                        SAVANNAH ELECTRIC AND POWER COMPANY



                                        By:
                                           Arthur M. Gignilliat, Jr.
                                           President  and  Chief  Executive
                                                  Officer

          ATTEST:



          By:
             Lavonne K. Calandra
             Corporate Secretary


          [CORPORATE SEAL]


          [adamscl] h:\wpdocs\mtd\savannah\pension.pln

                     FIRST AMENDMENT TO THE EMPLOYEES' RETIREMENT
                     PLAN OF SAVANNAH ELECTRIC AND POWER COMPANY
                          (AS AMENDED AND RESTATED EFFECTIVE
                                   JANUARY 1, 1989)


             WHEREAS, the Board of Directors of Savannah Electric and Power Company (the "Company") heretofore adopted the amendment and restatement of the Employees' Retirement Plan of Savannah Electric and Power Company (the "Plan"), effective January 1, 1989, in order to comply with the Internal Revenue Code of 1986, as amended; and

             WHEREAS, the Company has authorized appropriate officers to take proper actions which accomplish its overall intent to amend and restate the Plan; and

             WHEREAS, the Company is authorized pursuant to Article XIII of the Plan to amend the Plan from time to time.

             NOW, THEREFORE, effective January 16, 1995, the Company hereby amends the Plan as follows:

                                        17.07

             Section  5.05(a)  of the  Plan  is  amended by  deleting  said
          Section in its entirety and substituting the following in lieu thereof:

             5.05 Restoration of Retired Member or Former Member to Service

                    (a) If a Member in receipt of an Allowance is restored to service as an Employee on or after his Normal Retirement Date, the following shall apply, except with respect to temporary employees on and after January 16, 1995:

                         (i) His Allowance shall be suspended for each month during the period of restoration which is a Suspendible Month.

                         (ii) Upon the death of the Member during the period of restoration, any Allowance that would have been payable to his surviving Spouse had he not been restored to service shall be payable or, alternatively, any payments under an optional benefit, if one has been elected and becomes effective, shall begin.

                         (iii) Upon later retirement, payment of the Member's Allowance shall resume no later than the third month after the latest Suspendible Month during the period of restoration, and shall be adjusted, if necessary, in compliance with Title 29 of the Code of Federal Regulations,
                                        Section 2530.203-3      in     a
                                        consistent and nondiscriminatory
                                        manner.

                                        17.08

             Section 5.05(b)  of  the  Plan is  amended  by  deleting  said
          Section in its entirety and substituting the following in lieu thereof:

                    (b) If a Member in receipt of an Allowance is restored to service as an Employee before his Normal Retirement Date, the following shall apply, except with respect to temporary employees on and after January 16, 1995:

                         (i) His Allowance shall cease and any election of an optional benefit in effect shall be void.

                         (ii) Any Continuous and Credited Service to which he was entitled when he retired or terminated service shall be restored to him.

                         (iii) Upon later retirement or termination, his Allowance shall be based on the benefit formula then in effect and his Compensation and Credited
                                        Service  before  and  after  the
                                        period  when he  was not  in the
                                        service of  the Company, reduced
                                        by   an  amount   of  Equivalent
                                        Actuarial Value to the benefits,
                                        if any, he  received before  the
                                        date   of  his   restoration  to
                                        service.

                         (iv) The part of the Member's Allowance upon later retirement payable with respect to Credited Service rendered before his previous retirement or termination of service shall never be less than the amount of his previous Allowance modified to reflect any option in effect on his later retirement.

                                        17.09

             Except as amended herein by this First Amendment, the Plan shall remain in full force and effect as amended and restated by the Company prior to the adoption of this First Amendment.


             IN WITNESS WHEREOF, the Company, through its duly authorized officers, adopts this First Amendment to the Plan this 16th day of January, 1995, to be effective as stated herein.


                              SAVANNAH ELECTRIC AND POWER COMPANY



                              By:
                                           Arthur M. Gignilliat, Jr.
                                           President  and  Chief  Executive
                                           Officer

          ATTEST:



          By:
             Lavonne K. Calandra
             Corporate Secretary


          [CORPORATE SEAL]


          [adamscl] h:\wpdocs\mtd\savannah\pension.1am